Offerings - Offering: 1	Dec. 12, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Ordinary Shares, par value $0.0001 per share
Amount Registered | shares	11,701,619
Proposed Maximum Offering Price per Unit	6.99
Maximum Aggregate Offering Price	$ 81,794,316.81
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,295.80
Offering Note	The amount being registered shall also include any additional Shares which may be offered as a result of stock splits, stock dividends or similar transaction in accordance with Rule 416(a) under the Securities Act.

Calculated in accordance with Rules 457(c) and (h) under the Securities Act, the proposed maximum offering price per ordinary share and proposed maximum aggregate offering price are based on the average of the high and low prices of the Registrant’s ordinary shares as reported on the Nasdaq Capital Market on December 9, 2025.